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                                  EXHIBIT 10.21

                                 AMENDMENT NO. 1
                                       TO
                          EXECUTIVE SEVERANCE AGREEMENT
                                (THE "AGREEMENT")


         Reference is made to the Agreement between you (the "Executive") and the undersigned Employer with respect to certain severance arrangements which apply only in the event that a Change in Control of the Corporation occurs after the date of the Agreement.

         Capitalized terms used herein shall have the meanings given to them in the Agreement unless expressly provided otherwise.

         As an inducement to the Executive to continue his employment with the Employer, the Agreement is hereby amended as follows:

         Paragraph 16 of the Agreement is amended in its entirety to state:

                  Absent a change in control or unless extended in writing by the parties hereto, this Agreement shall expire on January 14, 2001.

         Except as specifically provided in this Amendment No. 1, the provisions of the Agreement remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, this Amendment No. 1 is executed by or on behalf of the undersigned as of October 15, 1998.


                                    OVERSEAS CORPORATION



                                    By:    ______________________________
                                           Managing Director at Overseas
                                           Corporation


                                    By:    ______________________________
                                           Michael J. Berthelot


Accepted and agreed:

___________________________________
Employee




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